UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023 (October 10, 2023)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on August 28, 2023, 1847 Holdings LLC (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with MC Parent, LLC (“Master Cutlery”) and certain other parties set forth in the Agreement (each a “Seller”). Pursuant to the Purchase Agreement, each Seller agreed to sell its membership interests or other equity securities of Master Cutlery to the Company.

On October 10, 2023, the Sellers terminated the Purchase Agreement pursuant to Section 8.1(c) thereof, which provided that either the Company or the Sellers could terminate the Purchase Agreement if the closing did not occur on or before October 6, 2023.

Item 3.03	Material Modification to Rights of Security Holders.

On October 16, 2023, the Second Amended and Restated Operating Agreement of the Company, as amended (the “Operating Agreement”), was further amended pursuant to Amendment No. 2 to Second Amended and Restated Operating Agreement (the “Amendment”) entered into by 1847 Partners LLC, as Allocation Member and Manager (each as defined in the Operating Agreement). The Amendment was adopted by the Board of Directors of the Company on October 16, 2023.

Pursuant to the Amendment, Section 9.6(a) of the Operating Agreement was amended to reduce the quorum required for a meeting of shareholders from a majority of the shares outstanding to one-third of the shares outstanding.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 3.3 to this report, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated herein in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 10, 2023, the Company convened its special meeting of shareholders (the “Special Meeting”). At the Special Meeting, there was not a sufficient number of common shares of the Company present or represented by proxy in order to a constitute quorum. The Company adjourned the Special Meeting, without transacting any business. The Special Meeting will resume at 2:00 p.m. Eastern Time on November 9, 2023 and will continue to be held virtually via live audio-only webcast at https://agm.issuerdirect.com/efsh.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated January 19, 2018 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on January 22, 2018)
3.2	Amendment No. 1 to Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated August 5, 2021 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on August 11, 2021)
3.3	Amendment No. 2 to Second Amended and Restated Operating Agreement of 1847 Holdings LLC, dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer